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                     [LEGG MASON, INC. LETTERHEAD]




                              July 9, 1998


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

          Pursuant to the Instructions to subparagraph (b) of Item 10 of
Schedule 14A of the Proxy Rules, Legg Mason, Inc. (the "Company") was required to file the Legg Mason, Inc. 1998 Stock Option Plan for Non-Employee Directors (the "Plan") as an appendix to the Company's definitive Proxy Statement for the 1998 Annual Meeting of Stockholders.

          As the Plan was inadvertently omitted from the Company's initial filing of its definitive 1998 Proxy Statement, the Company hereby amends such filing by including the Plan as an appendix to the filing through the incorporation by reference of the Plan to the Company's Annual Report on Form 10-K for the year ended March 31, 1998.

          Please note that the Plan was not required to be included in the proxy materials previously delivered to the Company's stockholders.

          If you have any questions regarding this matter, please call the undersigned at (410) 454-4073.

                              Very truly yours,



                              /s/ Theodore S. Kaplan
                              Theodore S. Kaplan
                              Senior Vice President
                                and General Counsel